                                  POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, the undersigned Director of InaCom Corp. constitutes and appoints each of Bill L. Fairfield and David C. Guenthner as his true and lawful attorney-in-fact and agent, with each having full power of substitution and resubstitution, with full power to act, together or each without reason, for him and in his name, place and stead in any and all capacities, to execute a registration statement on Form S-4 for the registration under the Securities Act of 1933 of shares of common stock of InaCom Corp. proposed to be issued in connection with the merger of InaCom Corp. and Vanstar Corporation and any and all amendments and post-effective amendments and supplements to the registration statement and any and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto such attorney-in-fact and agent, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as such director might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, and each of them, or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 13th day of October, 1998.



                                        /s/ Joseph Auerbach
                                        ______________________________
                                        Joseph Auerbach

                                  POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, the undersigned Director of InaCom Corp. constitutes and appoints each of Bill L. Fairfield and David C. Guenthner as his true and lawful attorney-in-fact and agent, with each having full power of substitution and resubstitution, with full power to act, together or each without reason, for him and in his name, place and stead in any and all capacities, to execute a registration statement on Form S-4 for the registration under the Securities Act of 1933 of shares of common stock of InaCom Corp. proposed to be issued in connection with the merger of InaCom Corp. and Vanstar Corporation and any and all amendments and post-effective amendments and supplements to the registration statement and any and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto such attorney-in-fact and agent, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as such director might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, and each of them, or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 15th day of October, 1998.



                                        /s/ Mogens C. Bay
                                        ______________________________
                                        Mogens C. Bay

                                  POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, the undersigned Director of InaCom Corp. constitutes and appoints each of Bill L. Fairfield and David C. Guenthner as his true and lawful attorney-in-fact and agent, with each having full power of substitution and resubstitution, with full power to act, together or each without reason, for him and in his name, place and stead in any and all capacities, to execute a registration statement on Form S-4 for the registration under the Securities Act of 1933 of shares of common stock of InaCom Corp. proposed to be issued in connection with the merger of InaCom Corp. and Vanstar Corporation and any and all amendments and post-effective amendments and supplements to the registration statement and any and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto such attorney-in-fact and agent, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as such director might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, and each of them, or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 15th day of October, 1998.



                                        /s/ Bill L. Fairfield
                                        ______________________________
                                        Bill L. Fairfield

                                  POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, the undersigned Director of InaCom Corp. constitutes and appoints each of Bill L. Fairfield and David C. Guenthner as his true and lawful attorney-in-fact and agent, with each having full power of substitution and resubstitution, with full power to act, together or each without reason, for him and in his name, place and stead in any and all capacities, to execute a registration statement on Form S-4 for the registration under the Securities Act of 1933 of shares of common stock of InaCom Corp. proposed to be issued in connection with the merger of InaCom Corp. and Vanstar Corporation and any and all amendments and post-effective amendments and supplements to the registration statement and any and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto such attorney-in-fact and agent, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as such director might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, and each of them, or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 15th day of October, 1998.



                                        /s/ James Q. Crowe
                                        ______________________________
                                        James Q. Crowe

                                  POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, the undersigned Director of InaCom Corp. constitutes and appoints each of Bill L. Fairfield and David C. Guenthner as his true and lawful attorney-in-fact and agent, with each having full power of substitution and resubstitution, with full power to act, together or each without reason, for him and in his name, place and stead in any and all capacities, to execute a registration statement on Form S-4 for the registration under the Securities Act of 1933 of shares of common stock of InaCom Corp. proposed to be issued in connection with the merger of InaCom Corp. and Vanstar Corporation and any and all amendments and post-effective amendments and supplements to the registration statement and any and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto such attorney-in-fact and agent, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as such director might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, and each of them, or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 15th day of October, 1998.



                                        /s/ W. Grant Gregory
                                        ______________________________
                                        W. Grant Gregory

                                  POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, the undersigned Director of InaCom Corp. constitutes and appoints each of Bill L. Fairfield and David C. Guenthner as his true and lawful attorney-in-fact and agent, with each having full power of substitution and resubstitution, with full power to act, together or each without reason, for him and in his name, place and stead in any and all capacities, to execute a registration statement on Form S-4 for the registration under the Securities Act of 1933 of shares of common stock of InaCom Corp. proposed to be issued in connection with the merger of InaCom Corp. and Vanstar Corporation and any and all amendments and post-effective amendments and supplements to the registration statement and any and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto such attorney-in-fact and agent, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as such director might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, and each of them, or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 13th day of October, 1998.



                                        /s/ Rick Inatome
                                        ______________________________
                                        Rick Inatome

                                  POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, the undersigned Director of InaCom Corp. constitutes and appoints each of Bill L. Fairfield and David C. Guenthner as his true and lawful attorney-in-fact and agent, with each having full power of substitution and resubstitution, with full power to act, together or each without reason, for him and in his name, place and stead in any and all capacities, to execute a registration statement on Form S-4 for the registration under the Securities Act of 1933 of shares of common stock of InaCom Corp. proposed to be issued in connection with the merger of InaCom Corp. and Vanstar Corporation and any and all amendments and post-effective amendments and supplements to the registration statement and any and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto such attorney-in-fact and agent, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as such director might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, and each of them, or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 13th day of October, 1998.



                                        /s/ Joseph Inatome
                                        _____________________________
                                        Joseph Inatome

                                  POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, the undersigned Director of InaCom Corp. constitutes and appoints each of Bill L. Fairfield and David C. Guenthner as his true and lawful attorney-in-fact and agent, with each having full power of substitution and resubstitution, with full power to act, together or each without reason, for him and in his name, place and stead in any and all capacities, to execute a registration statement on Form S-4 for the registration under the Securities Act of 1933 of shares of common stock of InaCom Corp. proposed to be issued in connection with the merger of InaCom Corp. and Vanstar Corporation and any and all amendments and post-effective amendments and supplements to the registration statement and any and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto such attorney-in-fact and agent, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as such director might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, and each of them, or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 15th day of October, 1998.



                                        /s/ Gary Schwendiman
                                        ______________________________
                                        Gary Schwendiman

                                  POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, the undersigned Director of InaCom Corp. constitutes and appoints each of Bill L. Fairfield and David C. Guenthner as his true and lawful attorney-in-fact and agent, with each having full power of substitution and resubstitution, with full power to act, together or each without reason, for him and in his name, place and stead in any and all capacities, to execute a registration statement on Form S-4 for the registration under the Securities Act of 1933 of shares of common stock of InaCom Corp. proposed to be issued in connection with the merger of InaCom Corp. and Vanstar Corporation and any and all amendments and post-effective amendments and supplements to the registration statement and any and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto such attorney-in-fact and agent, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as such director might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, and each of them, or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 15th day of October, 1998.



                                        /s/ Linda S. Wilson
                                        ______________________________
                                        Linda S. Wilson